Exhibit 99.1

FINAL FOR RELEASE

Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
11/4/2022

Jupiter Wellness Photocil Product Approved for Sale in India

Company Enters Psoriasis and Vitiligo Market in India with 1.4 Billion Population

JUPITER, FL / November 4, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair loss, eczema, burns, and sexual wellness announced today that its Photocil product (branded as PhotoFirst in India) has been approved by the CDSCO for sale in India. The Central Drugs Standard Control Organisation (CDSCO), under the Directorate General of Health Services, Ministry of Health & Family Welfare, is the National Regulatory Authority (NRA) of India.

Photocil is a topical product that filters UV rays from the sun to allow only the therapeutic UV spectrum to penetrate the skin. It is used for the treatment of psoriasis and vitiligo.

On the heels of this announcement, members of the Jupiter Wellness scientific team are traveling to India to meet with partners at ErisOaknet Healthcare, an Indian pharmaceutical company, and to present at an upcoming International Speaker Program in Mumbai on November 12, 2022.

The International Speaker Program is focused on redefining phototherapy in autoimmune diseases of the skin. The event will feature presentations from Jupiter Wellness’s Dr. Glynn Wilson, Chief Scientific Officer, and Prof. Dr. Andy Goren, the inventor of Photocil.

In Q2 2022, Sanpellegrino Cosmetics Pvt Ltd & Cosmofix Technovation Pvt Ltd signed a licensing agreement with Jupiter Wellness for the distribution and sales of the Company’s Photocil product to 31 countries including the Indian market. The commercial launch of which is expected to begin in Q1 2023.

Dr. Glynn Wilson, Chief Scientific Officer at Jupiter Wellness, said, “We’re excited to visit India, home to some of our current licensing partners, and a region of great interest to us as we continue to expand our reach into international markets.”

About Jupiter Wellness

Jupiter Wellness is a diversified company supporting health and wellness through the research and development of over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

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Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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